Exhibit 10.10

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and confidential

DEBT-FOR-EQUITY SWAP AGREEMENT

between

ADVANCED BIOMED INC

and

HUNG TO PAU

YIMIN JIN

XIAOYUAN LUO

NANZHEN SHEN

JIAN WANG

QIANG CHEN

BORROWER (HEREINAFTER REFERRED TO AS PARTY A): ADVANCED BIOMED INC

Registration number: NV20212175095

Registered address: 401 Ryland St., Ste 200-A, Reno NV, 89502, USA

LENDER (HEREINAFTER REFERRED TO AS PARTY B 1): HUNG TO PAU

Passport number: [***]

Lender (hereinafter referred to as Party B 2): YIMIN JIN

Passport number: [***]

Lender (hereinafter referred to as Party B 3): XIAOYUAN LUO

Passport number: [***]

Lender (hereinafter referred to as Party B 4): NANZHEN SHEN

Passport number: [***]

Lender (hereinafter referred to as Party B 5): JIAN WANG

Passport number: [***]

Lender (hereinafter referred to as Party B 6): QIANG CHEN

Passport number: [***]

Party B1, Party B2, Party B3, Party B4, Party B5, and Party B6 are collectively referred to as "Party B", and Party A and its direct or indirect holding subsidiaries are collectively referred to as "Party A Group", and Party A, Party A Group and Party B are individually referred to as a "party" and collectively referred to as "all parties" in this Agreement.

Whereas, as of June 30, 2022, Party B loaned RMB22,200,000 and NTD174,020,033 to Party A Group for the daily operation of Party A Group. As of the date of signing this Agreement, Party A has not repaid the above loan.

The parties confirm that in accordance with the principles of equality, voluntariness and good faith, they have reached an agreement on the borrowing of money from Party A to Party B, and signed this debt-to-equity swap agreement (the "Agreement") on June 30, 2022 for all parties to abide by and fulfill.

Article 1 Debt-for-equity swaps

After consensus of all parties, Party A will issue additional Party A shares to Party B to repay the above loans. After Party A's additional issuance, Party B obtains Party A's shares as follows:

Party B 1: 4,405,625 shares.

Party B 2: 2,193,750 shares.

Party B 3: 2,060,000 shares.

Party B 4: 1,511,250 shares.

Party B 5: 1,243,750 shares.

Party B 6: 1,230,000 shares.

Article 2 Special Engagements

2.1 Any tax liabilities arising from the provisions of this Agreement shall be borne by each party.

2.2 Party A shall complete the corresponding change registration in accordance with the laws of the State of Nevada, USA.

2.3 Party A and Party B confirm that once Party A completes the corresponding change registration, Party A shall be deemed to have repaid all the loans of Party B.

Article 3 Liability for breach of contract

After this Agreement takes effect, if a party fails to perform its obligations in accordance with this Agreement, the breaching party shall bear the corresponding liability for breach of contract.

Article 4 Dispute Resolution

Matters not covered by this Agreement and disputes arising from the performance of this Agreement shall be resolved through negotiation between Parties A and B; If the negotiation fails, the China International Economic and Trade Arbitration Commission shall be requested to conduct arbitration in accordance with the arbitration rules in force at that time, with the place of arbitration being Shanghai and the language of arbitration being Chinese.

Article 5 Entry into force, variation and rescission of the Agreement

5.1 This Agreement shall take effect from the date of signature and seal of both Parties A and B.

5.2 After this Agreement takes effect, none of the parties shall change or terminate this Agreement without authorization; If it is necessary to change or terminate this agreement, it shall be agreed upon by all parties and a written agreement shall be reached.

Article 6 Miscellaneous

This Agreement shall be executed in 7 copies, one copy for each party, and shall have the same legal effect.

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PARTY A: ADVANCED BIOMED INC.

Signature of authorized representative:	/s/ Hung To Pau

This page is a signature page with no text

PARTY 1: HUNG TO PAU

(Signed):	/s/ Hung To Pau

Party B 2: YIMIN JIN

(Signed):	/s/ Yimin Jin

Party B 3: XIAOYUAN LUO

(Signed):	/s/ XIaoyuan Luo

Party B 4: NANZHEN SHEN

(Signed):	/s/ Nanzhen Shen

Party B 5: JIAN WANG

(Signed):	/s/ Jian Wang

Party B 6: QIANG CHEN

(Signed):	/s/ Qiang Chen

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